UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 19, 2010

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND (STATE OR OTHER JURISDICTION OF INCORPORATION)	811-22328 (COMMISSION FILE NUMBER)	20-0994125 (I.R.S. EMPLOYER IDENTIFICATION NO.)
50606 Ameriprise Financial Center
MINNEAPOLIS, MINNESOTA 55474
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE 800-221-2450
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 — REGULATION FD DISCLOSURE
Item 7.01 Regulation FD Disclosure.
Registrant is furnishing as Exhibit 99.1 the attached Press Release dated August 19, 2010 for Seligman Premium Technology Growth Fund, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 19, 2010

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
By:	/s/ Joseph D’Alessandro
Joseph D’Alessandro
Assistant Secretary